UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________March 12, 2007_______________

Date of Report (Date of Earliest Event Reported)

Commission file number  –  2-63322

INTERNATIONAL SHIPHOLDING CORPORATION

(Exact name of registrant as specified in its charter)

  Delaware

 36-2989662

(State or other jurisdiction of

(I.R.S. Employer Identification Number)

incorporation or organization)

650 Poydras Street

New Orleans, Louisiana

     70130

(Address of principal executive offices)

(Zip Code)

       (504) 529-5461

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ]  Written communications pursuant to Rule 425 under the Securities Act

 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

 [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

 [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Comensatory Arrangements of Certain Officers.

5.02 (b)  Ada Pratt Boutchard will step down as Vice President and Controller/Principal Accounting Officer effective March 12, 2007 and will officially resign from the Company on March 30, 2007.  Ms. Boutchard’s resignation was the result of her election not to relocate along with the corporate headquarters to Mobile, Alabama.

5.02 (c)  Kevin M. Wilson will be appointed to Corporate Controller/Principal Accounting Officer effective March 12, 2007. Mr. Wilson, age 47, has been with the company since October 2006.  Previously, Mr. Wilson served as Controller for Cytec Industries/Kemira where he held this position for 7 years. Mr. Wilson was employed a total of 19 years with Cytec Industries.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

/s/ Manuel G. Estrada

_____________________________________________

Manuel G. Estrada

Vice President and Chief Financial Officer

Date ____March 12, 2007____

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